Going Concern and Liquidity (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Going Concern [Abstract]
Cash and cash equivalents	$ 1,816,177	$ 22,834	$ 477,309	$ 6,809,485
Increase of cash and cash equivalents		20,000
Net loss	(3,241,697)	$ (4,450,994)	$ (8,910,002)
Cash in operation activities	2,340,000
Working capital	$ 3,260,000
Description of equity financing	In February and March 2020, the Company obtained approximately $7.2 million equity financing, net of placement agent’s commissions and other expenses. In late January 2021, 1,255,000 of warrants were exercised resulting in aggregate cash proceeds to the Company of $6.8 million. Considering equity financing and the cost cutting activities, the Company believes that the current cash and cash equivalents and the anticipated cash flows from operations will be sufficient to meet the anticipated working capital requirements and expenditures for the next 12 months.